EXHIBIT 10(b)

CONTRACT NO. 013967

AMENDMENT NO. 00005

284G

AMENDMENT TO TRANSPORTATION AGREEMENT

Parties: TRUNKLINE GAS COMPANY and

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

The above parties, by their execution of the Exhibit A referenced below, hereby agree to amend their Transportation Agreement dated 12/01/1995 designated as Contract Number 013967 as follows:

1. Exhibit A is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

2. This Amendment shall be effective from the Effective Date as set out on Exhibit A.

3. Except as provided herein, all other terms and conditions of this Agreement will remain in full force and effect.

AMENDMENT NO. 00005

SUPERSEDING

Exhibit A

Transportation Agreement

between

TRUNKLINE GAS COMPANY

For

Firm Service

Under Rate Schedule QNT

and

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

Contract no. 013967

Effective Date	April 1, 2000
Supersedes Exhibit A dated	March 31, 2000
Maximum Daily Contract Quantity (Dt./Day)	0

TRUNKLINE GAS COMPANY

By	/s/ Richard C. Snapp
Title	Agent and Attorney-in-Fact
Executed

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

By	/s/ William E. Morrow
W. E. Morrow
(Please type or print name)
Title	Vice President
Executed	March 31, 2000

RATE SCHEDULE QNT (Continued)

FIRM TRANSPORTATION SERVICE

EXHIBIT A

Transportation Agreement

Between

TRUNKLINE GAS COMPANY

For

Firm Service

Under Rate Schedule QNT

and

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

Contract No. 013967

Maximum Daily Contract Quantities (Dt./Day):

Effective	from	04/01/2000	through	09/30/2000:	0	Dt./Day
Effective	from	10/01/2000	through	03/31/2001:	85,000	Dt./Day
Effective	from	04/01/2001	through	09/30/2001:	0	Dt./Day
Effective	from	10/01/2001	through	03/31/2002:	85,000	Dt./Day
Effective	from	04/01/2002	through	09/30/2002:	0	Dt./Day
Effective	from	10/01/2002	through	03/31/2003:	85,000	Dt./Day

RATE SCHEDULE QNT (Continued)

FIRM TRANSPORTATION SERVICE

EXHIBIT A

Transportation Agreement

For

Firm Service

Under Rate Schedule QNT

Primary Point(s) of Delivery

Seq.					Meter
No.	Delivered To	Location	County	St	No.	MDDO
Effective from: 04/01/2000 Through: 09/30/2000
1	CHAMPAIGN TRANSPOR	09 21N 07E	CHAMPA	IL	80601	0
Effective from: 10/01/2000 Through: 03/31/2001
2	CHAMPAIGN TRANSPOR	09 21N 07E	CHAMPA	IL	80601	85,000
Effective from: 04/01/2001 Through: 09/30/2001
3	CHAMPAIGN TRANSPOR	09 21N 07E	CHAMPA	IL	80601	0
Effective from: 10/01/2001 Through: 03/31/2002
4	CHAMPAIGN TRANSPOR	09 21N 07E	CHAMPA	IL	80601	85,000
Effective from: 04/01/2002 Through: 09/30/2002
5	CHAMPAIGN TRANSPOR	09 21N 07E	CHAMPA	IL	80601	0
Effective from: 10/01/2002 Through: 03/31/2003
6	CHAMPAIGN TRANSPOR	09 21N 07E	CHAMPA	IL	80601	85,000

Description of Facilities

				Atmos.
Seq.	Existing/			Pres.
No.	Proposed	Zone	Operated and Maintained By	(Psia)
Effective from: 04/01/2000 Through: 09/30/2000
1	EXISTING	Z-2	TRUNKLINE GAS COMPANY	14.7
Effective from: 10/01/2000 Through: 03/31/2001
2	EXISTING	Z-2	TRUNKLINE GAS COMPANY	14.7
Effective from: 04/01/2001 Through: 09/30/2001
3	EXISTING	Z-2	TRUNKLINE GAS COMPANY	14.7
Effective from: 10/01/2001 Through: 03/31/2002
4	EXISTING	Z-2	TRUNKLINE GAS COMPANY	14.7
Effective from: 04/01/2002 Through: 09/30/2002
5	EXISTING	Z-2	TRUNKLINE GAS COMPANY	14.7
Effective from: 10/01/2002 Through: 03/31/2003
6	EXISTING	Z-2	TRUNKLINE GAS COMPANY	14.7

Secondary Points of Delivery

Shipper shall have the secondary Points of Delivery as set forth in Section 2.2 of Trunkline's Rate Schedule QNT.

RATE SCHEDULE QNT (Continued)

FIRM TRANSPORTATION SERVICE

EXHIBIT A

Transportation Agreement

For

Firm Service

Under Rate Schedule QNT

Primary Point(s) of Receipt

						MDRO
Seq.					Meter	(Net of Fuel
No.	Received From	Location	County	St	No.	Reimbursement
Effective from: 04/01/2000 Through: 09/30/2000
1	PEPL @ BOURBON - T	25 15N 07E	DOUGLA	IL	80023	0
Effective from: 10/01/2000 Through: 03/31/2001
2	PEPL @ BOURBON - T	25 15N 07E	DOUGLA	IL	80023	85,000
Effective from: 04/01/2001 Through: 09/30/2001
3	PEPL @ BOURBON - T	25 15N 07E	DOUGLA	IL	80023	0
Effective from: 10/01/2001 Through: 03/31/2002
4	PEPL @ BOURBON - T	25 15N 07E	DOUGLA	IL	80023	85,000
Effective from: 04/01/2002 Through: 09/30/2002
5	PEPL @ BOURBON - T	25 15N 07E	DOUGLA	IL	80023	0
Effective from: 10/01/2002 Through: 03/31/2003
6	PEPL @ BOURBON - T	25 15N 07E	DOUGLA	IL	80023	85,000

Description of Facilities

				Atmos.
Seq.	Existing/			Pres.
No.	Proposed	Zone	Operated and Maintained By	(Psia)
Effective from: 04/01/2000 Through: 09/30/2000
1	EXISTING	Z1B	TRUNKLINE GAS COMPANY	14.7
Effective from: 10/01/2000 Through: 03/31/2001
2	EXISTING	Z1B	TRUNKLINE GAS COMPANY	14.7
Effective from: 04/01/2001 Through: 09/30/2001
3	EXISTING	Z1B	TRUNKLINE GAS COMPANY	14.7
Effective from: 10/01/2001 Through: 03/31/2002
4	EXISTING	Z1B	TRUNKLINE GAS COMPANY	14.7
Effective from: 04/01/2002 Through: 09/30/2002
5	EXISTING	Z1B	TRUNKLINE GAS COMPANY	14.7
Effective from: 10/01/2002 Through: 03/31/2003
6	EXISTING	Z1B	TRUNKLINE GAS COMPANY	14.7

Secondary Points of Receipt

Shipper shall have the secondary Points of Receipt as set forth in Section 2.1 of Trunkline's Rate Schedule QNT.